UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2017

Sunshine Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

102 West Baker Street, Plant City, Florida	33563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 752-6193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

On August 12, 2017, Sunshine Bancorp, Inc. (“Sunshine”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CenterState Banks, Inc. (“CenterState”), whereby Sunshine will be merged with and into CenterState (the “Merger”). Pursuant to and simultaneously with entering into the Merger Agreement, CenterState’s wholly owned subsidiary bank, CenterState Bank, N.A. (“CenterState Bank”), and Sunshine’s wholly owned subsidiary bank, Sunshine Bank, entered into a Plan of Merger and Merger Agreement whereby Sunshine Bank will be merged with and into CenterState Bank immediately following the merger of Sunshine with and into CenterState.

Under the terms and subject to the conditions of the Merger Agreement, each outstanding share of Sunshine common stock is entitled to receive 0.89 shares of CenterState common stock. Pursuant to the Merger Agreement, each Sunshine stock option that is outstanding will become fully vested and represent the right to purchase shares of CenterState common stock equal to the number of shares subject to such Sunshine stock option multiplied by 0.89, and at an exercise price equal to the exercise price per share of the Sunshine stock option divided by 0.89.

The Merger Agreement has been unanimously approved by the boards of directors of CenterState and Sunshine. The transaction is expected to close early in the first quarter of 2018 subject to customary conditions, including receipt of all applicable regulatory approvals and Sunshine stockholder approval.

The Merger Agreement contains usual and customary representations and warranties that CenterState and Sunshine made to each other as of specific dates. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger Agreement provides certain termination rights for both Sunshine and CenterState and further provides that a termination fee of $7.07 million will be payable by Sunshine to CenterState, as applicable, upon termination of the Merger Agreement under certain circumstances. Sunshine may also terminate the Merger Agreement in the event of a decline in CenterState’s stock price from the date of the Merger Agreement and as measured against a bank index over the period from the date of the Merger Agreement to the later to occur of Sunshine stockholders’ approval or receipt of the last regulatory approval required for the Merger provided that CenterState determines not to increase the merger consideration to be received by Sunshine stockholders as provided for in the Merger Agreement.

Completion of the Merger is subject to a number of customary conditions, including, among others, (1) the approval of the Merger Agreement by the stockholders of Sunshine, (2) the effectiveness of the registration statement to be filed by CenterState with the Securities and Exchange Commission (the “SEC”) relating to the CenterState common stock to be issued in the Merger, (3) approval of the listing on The Nasdaq Stock Market of the shares of CenterState common stock to be issued in the Merger, (4) the absence of any order or other legal restriction prohibiting the closing of the Merger, (5) receipt of required regulatory approvals without the imposition of any burdensome condition (as such term is defined in the Merger Agreement), (6) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (7) performance in all material respects by the other party of its obligations under the Merger Agreement, (8) the absence of any material adverse effect (as such term is defined in the Merger Agreement) with respect to the other party, and (9) the receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this report by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Sunshine or CenterState, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Sunshine, CenterState, their respective affiliates or their respective businesses, that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of Sunshine and a prospectus of CenterState, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Sunshine and CenterState make with the SEC.

Voting Agreements

In connection with entering into the Merger Agreement, each of the directors of Sunshine has entered into a voting agreement (collectively, the “Voting Agreements”). The Voting Agreements generally require that the stockholder party thereto vote all of his or her shares of Sunshine common stock in favor of the Sunshine Merger and against alternative transactions and generally prohibit such stockholder from transferring his or her shares of Sunshine common stock prior to the consummation of the Merger. The Voting Agreements will terminate upon the earlier of the consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

The foregoing summary of the Voting Agreements is qualified in its entirety by reference to the complete text of the Voting Agreements, a form of which is included as Exhibit A to the Merger Agreement, filed as Exhibit 2.1 attached hereto and that is incorporated herein by reference.

Non-Compete Agreements

Simultaneously with the execution of the Merger Agreement, each of the Sunshine directors entered into a Non-Competition and Non-Disclosure Agreement, which contains provisions related to non-disclosure of confidential information (12 months), non-recruitment of employees, non-solicitation of customers, and non-competition for a period of two years following the completion of the Merger.

The foregoing summary of the Non-Competition and Non-Disclosure Agreement is qualified in its entirety by reference to the complete text of such document, a form of which is included as Exhibit C to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Additionally, Andrew Samuel, President and Chief Executive Officer of Sunshine, entered into a Non-Competition and Non-Disclosure Agreement with CenterState that will be effective upon the consummation of the Merger. Mr. Samuel’s Non-Competition and Non-Disclosure Agreement restricts him for a period of two years from the consummation of the Merger, from: (1) engaging in a competing business within 35 miles of any location in which Sunshine or Sunshine Bank has a branch or business office immediately prior to the closing of the Merger; (2) soliciting any CenterState or Sunshine customer or (3) soliciting any CenterState or Sunshine employee.

The foregoing summary of Mr. Samuel’s Non-Competition and Non-Disclosure Agreement is qualified in its entirety by reference to the complete text of such document attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding Mr. Samuel’s Non-Competition and Non-Disclosure Agreement is incorporated by reference in this Item 5.02.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on CenterState’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of Sunshine’s business into CenterState, (5) the failure to obtain the necessary approval by the stockholders of Sunshine, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by CenterState to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (10) the risk that the integration of Sunshine’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by CenterState’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in CenterState’s and Sunshine’s Annual Reports on Form 10-K for the year ended December 31, 2016, and other documents subsequently filed by CenterState and Sunshine with the SEC. Consequently, no forward-looking statement can be guaranteed. CenterState and Sunshine do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, CenterState and Sunshine claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information About the Merger and Where to Find It

Investors are urged to review carefully and consider all public filings by CenterState and Sunshine with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. The documents filed by CenterState with the SEC may also be obtained free of charge at CenterState’s website at www.centerstatebanks.com or by requesting them in writing to CenterState Banks, Inc., Attention: Secretary, 1101 1st Street South, Winter Haven, FL 33880. The documents filed by Sunshine with the SEC may also be obtained free of charge at Sunshine’s website at www.mysunshinebank.com or by requesting them in writing to Sunshine Bancorp, Inc., 102 West Baker Street, Plant City, Florida 33563, Attention: Secretary.

In connection with the Merger, CenterState intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Sunshine and a prospectus of CenterState. A definitive proxy statement/prospectus will be sent to the stockholders of Sunshine seeking the required stockholder approval.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of CenterState and Sunshine are urged to read carefully the entire registration statement and proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

Sunshine and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sunshine in connection with the Merger. Information about the directors and executive officers of Sunshine and their ownership of Sunshine common stock is set forth in the proxy statement for Sunshine’s 2017 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 30, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger by and between CenterState Banks, Inc. and Sunshine Bancorp, Inc., dated as of August 12, 2017.*

Exhibit 10.1	Non-Competition and Non-Disclosure Agreement by and between Andrew Samuel and CenterState Banks, Inc., dated as of August 12, 2017.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSHINE BANCORP, INC.

DATE: August 14, 2017	By:	/s/ John D. Finley
John D. Finley, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between CenterState Banks, Inc. and Sunshine Bancorp, Inc., dated as of August 12, 2017

10.1	Non-Competition and Non-Disclosure Agreement by and between Andrew Samuel and CenterState Banks, Inc., dated as of August 12, 2017